EXHIBIT 10.28

                              LOAN AGREEMENT NO. 2

Loan Agreement No. 2 made as of the 26th day of April, 2000 by and among VISIONQUEST WORLDWIDE HOLDINGS CORPORATION, JULES ROSS, RICHARD A. HAHNER, EDWARD CASSATLY, CASE HOLDINGS, INC., PETER CASORIA, JR., PETER CASORIA, SR., DENNIS LOPEZ, GERALD M. HOLLAND, ROSLYN SUGARMAN, CHARLES J. SUGARMAN, DAMASO
W. SAAVEDRA, STEVE GOULD and LEE KAPLAN.

                               R E C I T A L S :

1. As used herein, the following terms shall have the meanings set forth below:

  (i) the term "Company" shall mean VisionQuest Worldwide Holdings Corporation, a Delaware corporation, formerly called Continental Heritage Corporation;

  (ii) the term "Investors" shall include and mean the following persons: Jules Ross, Richard A. Hahner, Case Holdings, Inc., Peter Casoria, Jr., Peter Casoria, Sr., Dennis Lopez, Gerald M. Holland, Charles Sugarman and Roslyn Sugarman;

  (iii) the term "New Investors" shall include and mean Damaso W. Saavedra, Edward Cassatly and all of the Investors other than Roslyn Sugarman ;

  (iv) the terms "Gould" and "Kaplan" shall mean Steve Gould and Lee Kaplan, respectively; and

  (v) the term "Common Stock" shall mean the Common Stock, $.001 par value, of the Company.

2. All of the Investors other than Roslyn Sugarman and Charles Sugarman were parties to a Loan Agreement dated as of February 9, 1999 ("Initial Agreement"), pursuant to which they made loans to the Company in the aggregate sum of One Million Five Hundred Thousand Dollars ($1,500,000), which loans are evidenced by Promissory Notes of the Company dated February 12, 1999 $1,000,000 ("$1,000,000 Note"), May 27, 1999 $200,000 ("$200,000 Note") and August 4, 1999
$300,000 ("$300,000 Note"). Roslyn Sugarman and Charles Sugarman are assignees of Jules Ross of a portion of his interest as a lender under the Initial Agreement.

3. The New Investors and Gould and Kaplan have agreed to lend to the Company the sum of Four Hundred Fifteen Thousand Dollars ($415,000) upon the terms set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and agreements herein contained, the parties hereto, each intending to be legally bound, agree as follows:

4. Loan of $415,000.

  (a) Upon the terms set forth below, the New Investors, Gould and Kaplan, shall lend to the Company and the Company shall borrow from the New Investors, Gould and Kaplan the sum of Four Hundred Fifteen Thousand Dollars ($415,000) (the "Loan"), the proceeds of which Loan will be used by the Company for working capital purposes.

  (b) Advances by the Investors on account of the Loan shall be made when requested in writing by the Company to provide the funds required as determined by management of the Company to conduct its business. The requests by the Company are subject to the approval of the Disbursement Agent, which approval shall not be unreasonably withheld. The Company acknowledges that commencing November 16, 1999 and other dates hereof, the New Investors, Gould and Kaplan have advanced the full amount of the Loan to the Company.

  (c) The Loan shall be evidenced by the Company's Promissory Note in the principal amount of Four Hundred Fifteen Thousand Dollars ($415,000) (the "Note") in the form attached hereto as Exhibit "A", which Note shall be executed and delivered to Gerald M. Holland, as disbursement agent ("Disbursement Agent") for the Investors, and shall be dated November 16, 1999, the date of the first advance on account of the Loan by the New Investors to the Company.

  (d) The participation of the New Investors, Gould and Kaplan in the Loan is as follows:

           Gerald Holland -        $ 82,500
           Edward Cassatly   -       32,500
           Jules Ross -              41,250
           Damaso W. Saavedra -      41,250
           Charles Sugarman -        25,000
           Richard Hahner -           7,500
            Peter Casoria, Jr. -     15,000
            Peter Casoria, Sr. -      7,500
            Case Holdings, Inc. -    30,000
            Dennis Lopez -            7,500
            Steve Gould -           100,000
            Lee Kaplan -             25,000

5. Class D Warrants. The Company shall issue to each of the Investors and Gould and Kaplan Class D Warrants of the Company entitling the holders thereof to purchase ten shares of Common Stock of the Company at $.10 per share, upon the terms and conditions set forth in the Class D Warrants, for each $1.00 advanced by each such person on account of the Loan. A copy of such Class D Warrant is attached as Exhibit "B" to this Loan Agreement. The Class D Warrants shall be issued to each Investor and Gould and Kaplan following execution of this Agreement.

6. Grant of Distributorship to Investors. In the Initial Agreement, the Company agreed to grant to the persons designated therein as Investors a Master Distributorship directly below the Master Distributorship granted by the Company to Lee Kaplan and directly above the Distributorship to be granted to Aspira 2000, Inc. ("Aspira") in connection with the transfer by Aspira to the Company of its assets. However, the arrangement between the Company and Aspira has failed to secure for the Company any down-line distributors. It is the Company's intention to place its next acquisition of distributors directly below the Master Distributorship granted to the Investors named in Section 7 of the Initial Agreement. All of the provisions of Section 7 of the Initial Agreement shall apply to the new distributor group to be placed below such Master Distributorship.

7. Class A, B and Class C Warrants. (a) Under the provisions of Sections 2 and 4 of the Initial Agreement, the Company has issued or agreed to issue to the Investors Class A Warrants to purchase 3,000,000 shares of the Company's Common Stock at $.3125 per share. In addition, under the provisions of Section 11(f) of the Initial Agreement, the Company issued to each of Gould and Kaplan Class A Warrants to purchase 112,000 shares of the Company's Common Stock at $.3125 per share. The Class A Warrants issued or agreed to be issued to the Investors and the Class A Warrants issued to Gould and Kaplan are hereby cancelled and deemed to be of no further force and effect. In exchange therefor, there shall be issued to each Investor and Gould and Kaplan Class E Warrants enabling the holders thereof to purchase 2.5 shares of Common Stock of the Company for each share of Common Stock previously purchasable by such person under the Class A Warrants. The Class E Warrants shall be exercisable at the following purchase prices: for the one year period commencing April 1, 2000 at $.10 per share and for the following four year period commencing April 1, 2001, at $.20 per share. The Class E Warrants shall otherwise contain the same terms and conditions as the Class A Warrants. In the event that any Investor or Gould or Kaplan by reason of the exchange of the Class A Warrants into the Class E Warrants, upon exercise of the Class E Warrants, shall be entitled to purchase a fraction of a share, the number of shares purchasable by any such person under such Class E Warrants shall be increased to the next higher number. A copy of the Class E Warrants is attached as Exhibit "C" to this Loan Agreement. Each of the Investors and Gould and Kaplan shall promptly following the execution of this Agreement deliver to the Company their respective Class A Warrants in exchange for Class E Warrants. In any event, the Class A Warrants shall be deemed cancelled and of no further force and effect upon execution of this Agreement.

 (b) Under the provisions of Section 3 of the Initial Agreement, the Company agreed to issue both Class B Warrants and Class C Warrants, each such class of Warrants entitling the holders thereof to purchase 427,500 shares of Common Stock at $.3125 per share, if under the provisions of a certain Stock Exchange Agreement dated November 27, 1998, as revised by the Company's Board of Directors, the Company was to issue to the persons designated as the "Shareholders" in Section 3 of the Initial Agreement 1,000,000 shares of its Common Stock at the end of each of the twelve (12) month periods commencing July 1,1999 and July 1, 2000. Because of delays encountered by the Company in securing the necessary funding to commence its operations, it is unlikely that it will achieve the levels of consolidated net revenues required for it to issue the shares of its Common Stock to the Shareholders, which in turn will mean that none of the Class B and Class C Warrants will be issued.
Accordingly, as condition to the Investors making the Loan under this Agreement, the Company shall modify its arrangement with the Shareholders so that the measuring periods for the issue of each of the 1,000,000 shares of the Company's Common Stock shall be the twelve (12) month periods commencing January 1, 2001 and January 1, 2002. Further, the obligation of the Company to issue its Class B and Class C Warrants under the provision of Section 3 of the Initial Agreement shall be changed so that in lieu of issuing Class B Warrants and Class C Warrants, the Company shall issue shares of its Common Stock as follows:

   (i) In the event that the persons designated as Shareholders in Section 3 of the Initial Agreement shall be entitled to receive 1,000,000 additional shares of the Company's Common Stock based upon the consolidated net revenues of the Company being at least $8,000,000 for the twelve (12) month period commencing January 1, 2001, then in such event there shall be issued to Damaso W. Saavedra and Gerald M. Holland 427,500 shares of the Company's Common Stock.

   (ii) In the event that the persons designated as Shareholders in Section 3 of the Initial Agreement shall be entitled to receive 1,000,000 additional shares of the Company's Common Stock based upon the consolidated net revenues of the Company being at least $15,000,000 for the twelve (12) month period commencing January 1, 20002, then in such event there shall be issued to Damaso
W. Saavedra and Gerald M. Holland 427,500 shares of the Company's Common Stock.

   (iii) In the event that shares of the Company's Common Stock are to be issued as provided in clauses (i) or (ii) above, Gerald M. Holland shall be entitled to 256,500 shares of such Common Stock and Damaso W. Saavedra shall be entitled to 171,000 of such shares.

 (c) Under the provisions of Section 2 of the Initial Agreement Class A Warrants entitling the holders thereof to purchase on aggregate of 351,250 shares of Common Stock were issued to Gerald M. Holland (210,750) and Damaso W. Saavedra (140,500). Such Class A Warrants shall be delivered and transferred to the Company and in exchange therefor the Company shall issue to Gerald M. Holland and Damaso W. Saavedra 210,750 and 140,500 shares of Common Stock, respectively. The Class A Warrants so delivered and transferred to the Company shall be cancelled and deemed to be of no further force and effect.

8. (a) As of March 31, 2000, the Company will be indebted to the Investors in the amount of $138,419.20 on account of interest accrued but unpaid to and through March 31, 2000 on the $1,000,000 Note, the $200,000 Note and the $300,000 Note. In addition, the Company will be indebted to each of Gould and Kaplan in the amount of $6,382.48 on account of interest accrued but unpaid to and through March 31, 2000 on account of its Promissory Notes to Gould and Kaplan, each in the amount of $56,000. Each of the Investors and Gould and Kaplan hereby agree to accept from the Company in full satisfaction and payment of the aforesaid amounts of interest accrued but unpaid through March 31, 2000, shares of Common Stock of the Company at the rate of one (1) share per each $.10 of such indebtedness of the Company to such persons on account of interest accrued but unpaid to and through March 31, 2000 in replacement thereof;

   (b) The $1,000,000 Note, the $200,000 Note, the $300,000 Note payable to the Investors are hereby cancelled and shall be of no further force and effect and there shall be issued by the Company to the Investors in replacement thereof a Replacement Promissory Note in the amount of $1,500,000 dated April 1, 2000 with interest and principal payable on September 30, 2000, such Replacement Promissory Note to be in the form of Exhibit "D" hereto. The Promissory Note of the Company, each in the amount of $56,000, payable to each of Gould and Kaplan are hereby cancelled and shall be of no further force and effect and there shall be issued by the Company in replacement thereof new Promissory Notes in such amounts payable on September 30, 2000, each of such Notes to be in the forms of Exhibits "E" and "F" hereto.

9. Documents Delivered to Investors. Each Investor acknowledges that such Investor has received from the Company copies of the following reports or documents ("SEC Reports") filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended: (i) Annual Report on Form 10-KSB for the fiscal year ended October 31, 1998; (ii) Current Reports on Form 8-K dated December 7, 1998, as amended, and January 22, 1999; (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended January 31, 1999, April 30, 1999 and July 31, 1999; (iv) Information Statement pursuant to Section 14 (f) of the Securities Exchange Act of 1934 and Rule 14 (f)-1 thereunder; (v) Current Report on Form 8-K dated March 15, 1998; and (vi) Current Report on Form 8-K dated August 5, 1999. Copies of a Business plan of VisionQuest Worldwide, Inc., a wholly owned subsidiary of the Company, has also been delivered to each of the Investors.

10. Representations and Warranties of the Company. The Company warrants and represents to the Investors that:

  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction where it owns property or where the nature of its business requires it to be qualified to do business. The Company has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted.

  (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which the Company or any Shareholder is a party or by which any of them may be bound or
(ii) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental body against or binding upon Encore or any of such persons.

  (c) The Company has authorized capitalization consisting of 150,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of "blank-check" Preferred Stock, $.50 par value. As of the date of this Agreement there are issued and outstanding 7,914,259 shares of such Common Stock and no shares of the Preferred Stock. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. There are no other classes of capital stock of the Company authorized or outstanding. Other than the 3,206,250 shares of Common Stock that are issuable as described in Section 4(b) hereof, or the shares of Common Stock that may be issued from exercise of the Class A, Class D or Class E Warrants or other warrants issued or issuable as provided in the Initial Agreement or this Agreement, there are no rights, subscriptions, warrants, calls, unsatisfied preemptive rights, options or other agreement of any kind to purchase or otherwise to receive from the Company any of the authorized but unissued shares of the capital stock or any other securities of the Company and no securities or obligations of any kind convertible into such capital stock exist in favor of any person, firm or corporation.

   (d) Other than VisionQuest Worldwide, Inc., a Nevada corporation, the Company does not have any Subsidiaries (as hereinafter defined), nor does it directly or indirectly own nor has it made any investment in any of the capital stock of, or any other proprietary interest in, any other person including but not limited to joint ventures and partnerships. As used herein, the term "Subsidiaries" shall mean any corporation, person, firm or other entity as to which the Company directly or indirectly owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities of any class of such person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person.

   (e) Each of the financial statements of the Company and Encore International, Inc., including the footnotes thereto, included in the SEC Reports ("Financial Statements") delivered to each Investor, have been prepared in conformity with generally accepted accounting principles and fairly present the financial condition and results of operations of the Company and Encore as of the respective dates of such financial statements and for the fiscal periods then ended.

   (f) The Company has recorded no income tax liability on its Balance Sheets included in the Financial Statements. The total amounts set up as liabilities for current taxes on the Balance Sheets in the Financial Statements are sufficient to cover the payment of all claims, whether known or unknown, with respect to all Taxes (as hereinafter defined). The Company has filed all federal, state and local tax returns which are required to be filed or has requested extensions thereof and has paid all Taxes shown on such returns and all assessments received by it to the extent that the same have become due except as shown on the aforesaid Balance Sheet. The Company has not agreed nor is it required to make any adjustment under the provisions of the Internal Revenue Code or any similar state or local law by reason of a change in accounting method or otherwise. To the best knowledge of the Company, there are no pending claims with respect to Taxes. Neither the Federal income tax returns of e Company nor its state and local returns (measured, in whole or in part, by income) have been audited. As used herein the term "Taxes" shall include all income tax liability, deferred income tax liability and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income and whether or not assessed or disputed, that are payable or deferrable, by the Company through July 31, 1999, or as to which the Company may have any liability for taxable periods ending on or before such date, and all deficiencies or other additions to tax, interest and penalties owed by the Company or as to which the Company may have liability in connection with any of the foregoing.

   (g) All documents, Exhibits and other materials delivered or to be delivered by or on behalf of the Company to the Investors in connection with this Agreement and the transactions contemplated hereby are to the best of the Company's knowledge true and complete. The information furnished by or on behalf of the Company in connection with this Agreement and the transactions contemplated hereby does not, to the best of the Company's knowledge, contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

8. Representations and Warranties of the Investors. The Investors, the New Investors and Gould and Kaplan hereby represent and warrant to the Company as follows:

   (a) Such person has received and carefully reviewed the SEC Reports and documents referred to in Section 6 hereof.

   (b) He has had reasonable opportunity to ask questions of and receive answers from the management of the Company concerning the Company, its business and the Loan, and all such questions, if any, have been answered to the full satisfaction of such Investor.

   (c) Has such knowledge and expertise in financial and business matters that such Investor is capable of evaluating the merits and risks involved in an investment in any of the Securities, as hereinafter defined, of the Company which such person may receive. The term "Securities" includes the shares of Common Stock, the Note, the Replacement Promissory Note, the Class D and Class E Warrants and the Warrant Shares, as such latter term is defined in the Class D and Class E Warrants, of the Company which each may receive or acquire under the terms of this Agreement.

   (d) Acknowledges that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended, ("Securities Act") for the issue of the Securities based upon, in part, the representations, warranties and agreements made by each herein.

   (e) Except as set forth in the documents described in Section 8 hereof, no representations or warranties have been made to an Investor by the Company or any agent, employee or affiliate of the Company and in entering into this Loan Agreement No. 2, each Investor acknowledges that he or it has not relied on any information, other than that contained in the documents delivered to him or it by the Company and the results of independent investigations, if any, made by such Investor.

   (f) Each Investor understands that the Securities have not been registered under the Securities Act or the Securities Laws of any state, based upon an exemption from such registration requirements for non-public offerings to "Accredited Investors."

   (g) That he or it has been advised that:

     (i) The Securities are "Restricted Securities" as said term is defined in Rule 144 of the Rules of Regulations promulgated under the Securities Act;

     (ii) The Securities may not be sold or otherwise transferred unless they have first been registered under the Securities Act and all applicable State Securities Laws, unless exemption from such registration provisions are available with respect to said resale or transfer;

     (iii) Other than as set forth in the Class D and Class E Warrants, the Company is under no obligation to register the such Warrants or the Warrant Shares under the Securities Act or any State Securities Laws or to take any action to make an exemption from such registration provisions available;

     (iv) The Class D and Class E Warrants and the certificates that will evidence the Warrant Shares and the shares of Common Stock to be issued to the Investors and Gould and Kaplan will bear a legend to the effect that the transfer of the same is subject to the provisions hereof; and

     (v) Stop transfer instructions will be placed with the transfer agent for the Common Stock of the Company.

   (h) Each Investor is acquiring his or its interest in the Securities solely for the account of such Investor, for investment purposes only and not with a view towards the resale or distribution thereof.

   (i) The Investor will not sell or otherwise transfer the Securities or any interest therein, unless and until such securities have first been registered under the Securities Act and all applicable State Securities Laws; or such Investor shall have first delivered to the Company a written opinion of counsel (which counsel and opinion, in form and substance, shall be reasonably satisfactory to counsel to the Company) to the effect that the proposed sale of transfer is exempt from the registration provisions of the Act and all applicable State Securities Laws.

   (j) Each Investor has full power and authority to execute and deliver this Loan Agreement and to perform their respective obligations hereunder.

   (k) Each Investor confirms to the Company that he or it is an Accredited Investor within one of the following three definitions and shall indicate at the end of the Loan Agreement in which category he or it is:

   (i) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this Loan Agreement No. 2 exceeds $1,000,000;

     (ii) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has reasonable expectation of reaching the same income level in the current year;

    (iii) is an entity in which all the equity owners are Accredited Investors;
or

     (iv) is a director of the Company.

11. Additional Agreements.

   (a) Except with the prior written approval of the Investors, the net proceeds that the Company receives on any sale of its capital stock after deduction of the expenses of such sale or offering, such as underwriting or brokers commissions and other expenses of sale including legal and accounting fees, shall first be applied to the payment of the Replacement Promissory Note and thereafter to payment of the Note issued under this Loan Agreement. Only after the debt evidenced by such notes has been paid in full may the Company use the net proceeds from any sale of its capital stock for any other purpose.

   (b) It is the intent of the parties to this Loan Agreement that in order to prevent dilution of the shares of Common Stock that may be issuable upon exercise of the Class D and Class E Warrants, the number of shares so issuable upon such exercise will be adjusted to reflect the issue by the Company of shares of its Common Stock or options to purchase shares of Common Stock of the Company or of any subsidiary to any of the Shareholders, as defined in the Initial Agreement, or to any executive officer or director of the Company in lieu of compensation or as additional compensation. In the event that during the term of the Class D and Class E Warrants, shares of Common Stock are so issued by the Company, then the number of Warrant Shares issuable under the Class D and Class E Warrants then outstanding shall be increased by the number of shares of Common Stock so issued by the Company, with each holder of a Class D or Class E Warrant being entitled to purchase on a pro rata basis the a additional shares of Common Stock available for his or its particular class of warrants at the same price and terms as in such class of warrants.

   (c) For a period of five (5) years from the date of this Agreement, the Company will cause persons designated by the Investors and New Investors under this Agreement and the Initial Agreement, which shall not include Messrs. Gould and Kaplan, to be elected to its Board of Directors so that persons so designated, who need not be Investors or New Investors, shall constitute a majority of the members of the Company's Board of Directors.

   (d) (i) Until such time as the Note is paid in full, the Company shall maintain a "key man" life insurance policy issued by an A rated insurance company on the life of Steve Gould in the amount of Two Million Dollars ($2,000,000) with the beneficiaries of such insurance policy being both the Investors under the Initial Agreement and the Investors under this Agreement. The Company represents that the "keyman" insurance policy is in full force and effect as of the date of this Agreement.

       (ii) Any payments received by the Investors on the "keyman" insurance policy shall be applied first to payment of interest and principal on the Replacement Promissory Note. Any surplus of such proceeds shall be applied to payment of accrued interest and principal on the Note. The balance of such proceeds, if any, after such applications shall be paid to the Company.

   (e) (i) Gerald M. Holland is hereby appointed the Disbursement Agent under this Agreement. As such Disbursement Agent, he is authorized by the Investors and the Company to establish an account with a bank in the Fort Lauderdale, Florida area in which to deposit the funds provided by the Investors for the Loan. Such account shall be in the name of the Company but Gerald M. Holland, as the Disbursement Agent, shall be the only authorized signatory on such account. The Disbursement Agent shall disburse the funds from such account on account of the Loan as and when requested by the Company to the extent and as provided in Section 1(b) of this Agreement. The Disbursement Agent shall also act as the Disbursement Agent under the Note and the Replacement Promissory Note so as to collect all payments of interest and principal on account of each such note and to distribute the same among the Investors and New Investors according to their respective interests.

       (ii) the Investors acknowledge that Gerald M. Holland is also acting as Disbursement Agent for the persons designated as Investors under the Initial Agreement and agree that he may so act in that capacity under the Initial Agreement.

       (iii) the Disbursement Agent is authorized and empowered to act on behalf of the Investors and New Investors designated in both the Initial Agreement and this Agreement to (A) designate the persons selected pursuant to
Section 8(c) hereof to be the designees to be so elected to the Board of Directors of the Company and (B) to give the consent of the Investors to any action hereafter taken by the Company requiring the prior consent or approval of the Investors and the New Investors.

   (f) Upon execution of this Agreement, counsel for the Company shall deliver to the Investors its legal opinion to the following effect: Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated under this Agreement will:

       (i) to the best of knowledge of said counsel after due inquiry, result in any violation of or be in conflict with or result in the breach or termination of, or otherwise give any other contracting party with the Company the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which the Company is a party or by which it may be bound; or

       (ii) Cause the entry of any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental body against or binding upon the Company.

   (g) The Company may not borrow funds from any person, firm or entity unless
(i) the payment of principal and interest on any such borrowing is subordinate to the payment of interest and principal on the Note and the Replacement Promissory Note and (ii) the Investors and New Investors shall have approved in writing the terms of such borrowing. The Disbursement Agent is authorized and empowered on behalf of the Investors to give such approval on their behalf.

   (h) The Investors and New Investors hereby consent to the sale by the Company of 1,000,000 shares of its Common Stock to David Ellis for the sum of $100,000 and that the proceeds of such sale may be used by the Company for working capital purposes and need not be applied to payment of any of the Company's indebtedness to the Investors or New Investors.

   (i) the Investors shall have the right to designate one or more persons or firms to be added as "Investors" to this Agreement and to participate in the lending to the Company of the $415,000 hereunder provided that each such person or firm shall execute and deliver to the Company an agreement by which such person or firm will become a party to this Agreement and agree to be bound by its terms. Each such person or firm shall establish to the satisfaction of the Company that he, she or it is an "Accredited Investor" as such term is defined under Regulation D of the Securities and Exchange Commission under the Securities Act.

   (j) The Shareholders' Non-Recourse Pledge Agreement executed and delivered by the Shareholders pursuant to Section 5(a) of the Initial Agreement is hereby amended so that the shares of Common Stock pledged as collateral security for repayment of the $1,000,000 Note shall be pledged as collateral security for repayment of the Replacement Promissory Note.

   (k) The Amended Security Agreement dated as of July 4, 1999 by and among that Company, VisionQuest Worldwide, Inc. ("VisionQuest") and Gerald M. Holland, as Disbursement Agent, is hereby amended so that the security interest in the Goods and Inventory, as defined in the Amended Security Agreement, of VisionQuest shall secure the payment of the indebtedness of the Company under that Replacement Promissory Note.

12. Miscellaneous.

   (a) All notices or other communications required or permitted by this Agreement shall be sufficiently given if in writing and only delivered (personally, by courier service such as Federal Express or by other messenger) or mailed by registered or certified mail, return receipt requested, as follows:

 If to the Company:

  7674 West Lake Mead Boulevard, Suite 150, Las Vegas, NV 89128

 If to Gould or Kaplan, as follows:

 Gould - 2140 Americas Cup Circle, Las Vegas, NV 89117
 Kaplan - P. O. Box 23481, Federal Way, WA 98093

 If  to the Investors other than Gould or Kaplan, as follows:

  c/o Gerald M. Holland, 4860 NE 12th Avenue, Fort Lauderdale, FL 33334 or to such other address as hereafter shall be furnished as provided in this
Section 6.1 by any of the parties hereto to the other party hereto.

     (b) The Company will pay both its expenses and those of the Investors with respect to the preparation of this Agreement and the documents attendant thereto.

     (c) Except as permitted by Section 8(i) hereof, this Agreement shall not be assignable by any party, and shall not be altered or otherwise amended except pursuant to a writing executed by all of the parties hereto.

     (d) If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all of the parties hereto.

     (f) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

     (g) Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     (h) This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman. At the direction of Investors, the Courts of the State of Delaware or Florida or of the United States District Court in either such state shall be competent Courts to adjudicate any disputes arising out of this Agreement and the parties hereto submit to the personal jurisdiction of each of such Courts and waive all rights to waive jurisdiction.

     (i) This Agreement contains the entire Agreement and understanding of the parties with respect to the subject matter hereof, and no variations hereof or alterations or amendments to this Agreement shall be binding unless made in writing and signed by all of the parties.

     (j) All Exhibits and Schedules attached hereto are incorporated by reference into, and made a part of, this Agreement.

     (k) The Section headings are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.


INVESTORS:
CATEGORY OF ACCREDITED INVESTOR
VISIONQUEST WORLDWIDE HOLDINGS CORPORATION


Jules Ross


___________

By:
 President


Gerald M. Holland


___________


Peter Casoria, Jr.


___________


Peter Casoria, Sr.


___________


Dennis Lopez


___________


Roslyn Sugarman


___________



Charles J. Sugarman



__________





Damaso W. Saavedra



__________



Edward Cassatly



__________





CASE HOLDINGS, INC.

By:
            Title



___________



Steven Gould



___________



Lee Kaplan


___________

EXHIBIT A

                                PROMISSORY NOTE

$415,000                                                 November 16, 1999

 FOR VALUE RECEIVED, VisionQuest Worldwide Holdings Corporation, a Delaware corporation, having its principal business office at 7674 West Lake Mead Boulevard, Las Vegas, NV 89128 ("Maker"), promises to pay the order of Gerald Holland ("Disbursement Agent"), 4860 N.E. 12th Avenue, Fort Lauderdale, Florida 33334, the principal sum of Four Hundred Fifteen Thousand Dollars ($415,000) lawful money of the United States of America, or so much of that sum as may be advanced under this Note, together with interest at the annual rate of ten percent (10%) per annum from the date or dates of disbursement of the outstanding balance thereof, on the terms set forth herein, as follows:

 1. This Note has been issued by the Maker pursuant to the terms and provisions of a certain Loan Agreement No. 2 ("Loan Agreement") dated April 26, 2000 by and among the Maker, Jules Ross, Richard A. Hahner, Case Holdings, Inc., Peter Casoria, Jr., Peter Casoria, Sr., Dennis Lopez, Steve Gould, Lee Kaplan, Edward Cassatly, Damaso W. Saavedra, Charles Sugarman, Roslyn Sugarman and Gerald M. Holland (the "Payees"). All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement which are to be kept and performed by Maker with respect to the Loan, as defined therein, and this Note are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

  2. (a) Subject to the terms of the Loan Agreement, interest shall accrue, in arrears, without setoff or deduction, from the date of the first advance hereunder and continuing until the Maturity Date (as hereinafter defined). Payment of accrued interest prior to the Maturity Date, as defined below, shall be made on the last day of each month commencing with the month of June, 2000 and on the Maturity Date.

     (b) Commencing on the last day of December, 2000, and on the last day of each month thereafter to and including the Maturity Date, Maker shall make six
(6) consecutive principal payments of one-sixth (1/6) of the aggregate sums advanced to the Maker hereunder by the Payees each of which principal payments shall be accompanied by a payment of interest as provided in Section 2(a) above on the unpaid principal balance of this Note at the rate provided.

     (c) The entire unpaid principal balance of this Note and all interest accrued thereon but not previously paid and all other sums payable hereunder, shall be due and payable in full on May 31, 2001 (the "Maturity Date").

  3. The principal and interest shall be payable to the Disbursing Agent at his address set forth above, or at such other place as Payees, from time to time, may designate in writing. The Disbursing Agent shall, upon his receipt of payment of interest or principal and collection of such amount distribute to each of the Payees his or its proportionate share of the interest and principal of each such payment on account of this Note as provided in the Loan Agreement.

  4. Maker shall have the privilege of prepaying this Note in full but not in part without penalty, at any time, provided not less than twenty (20) days written notice of such election is given by Maker to the Payees.

  5. It is further understood, however, that should any default be made in the payment of any installment of principal and interest or any other payment due under this Note on the date such payment is due, or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or in the Loan Agreement or should the employment by the Company of Steve Gould be terminated for any reason whatsoever, then the Disbursement Agent, acting pursuant to instructions of the Payees, at their option and without notice to Maker unless expressly required elsewhere in this Note or the Loan Agreement, may declare due and payable immediately the entire unpaid balance of principal and all other sums due by Maker under this Note, with interest accrued on it at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be highest rate of interest permitted under the laws of Florida, notwithstanding anything to the contrary in this Note or in the Loan Agreement; and payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payees in this Note. In such a case Payees may also recover all costs of suit and other expenses in connection with it, together with reasonable attorneys' fees for collection, together with interest on any judgment obtained by Payees at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Payees of the full amount due Payees.

  6. Payees, or the Disbursing Agent on their behalf, shall not exercise any right or remedy provided for herein because of any default of Maker unless (i) in the event of a monetary default, Maker shall have failed to pay the outstanding sums within a period of five (5) business days after the date of the notice of default has been given by the Disbursing Agent or the Payees; or
(ii) in the event of a non-monetary default, Maker shall have failed within a period of thirty (30) days after the date Payees or the Disbursing Agent, as the case may be, has given Maker written notice of such default to cure the non-monetary default; provided, however, Payee shall not be required to give any such notice or to allow any part of the grace period if Maker shall have filed a petition in bankruptcy or reorganization or a bill in equity or otherwise initiated proceedings for the appointment of a receiver of its assets, or if Maker shall have made an assignment for the benefit of creditors, or if a receiver or trustee is appointed for Maker and such appointment or such receivership is not terminated within thirty (30) days.

  7. Payees' failure to exercise their option to accelerate the indebtedness evidenced by this Note shall not constitute a waiver of the right to exercise that option at any other time so long as that event of default remains outstanding and uncured, or to exercise it upon the occurrence of another default.

  8. The remedies of Payees as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively, or together at the sole discretion of Payees, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

  9. Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and it agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Payees.

 10. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payees in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this Note exceed the maximum rate of interest permitted to be charged by the laws of Florida (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums the outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payees. Any crediting or refund shall not cure or waive any default by Maker under this Note. Maker agrees, however, that in d determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment including, without limitation, prepayment fees and late charges shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

 11. Payees shall not be deemed, by any act or omission or commission, to have waived any of their rights or remedies under this Note unless the waiver is in writing and signed by Payees, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

 12. This instrument shall be governed by and construed according to the laws of the State of Florida.

 13. Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Payees" and "Maker" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Payee and Maker. If Maker consists of more than one person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note shall be joint and several, and the word "Maker" shall mean all or some or any of them.

 14. As provided in the Loan Agreement, the Disbursement Agent has been authorized to act on behalf of the Payees with respect to this Note as and to the extent instructed by the Payees.

 15. All payments under this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

 16. Time is of the essence as to each provision of this Note which requires Maker to take any action within a specified time period.

 MAKER AND PAYEES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEES TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

 IN WITNESS WHEREOF, Maker, intending to be legally bound, has duly executed and delivered this Note.

                               VISIONQUEST WORLDWIDE HOLDINGS CORPORATION


                               By:
                               Steve Gould, President

EXHIBIT B

No. WD -

THE CLASS D WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH CLASS D WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND STATE LAWS WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL THAT EXEMPTIONS FROM REGISTRATION UNDER SUCH ACT AND LAWS ARE AVAILABLE. THE TRANSFER OR EXCHANGE OF THIS WARRANT IS RESTRICTED IN ACCORDANCE WITH THE TERMS HEREOF.
                          ___________________________

THIS CLASS D WARRANT IS ONE OF A SERIES OF CLASS D WARRANTS ISSUED BY VISIONQUEST WORLDWIDE HOLDINGS CORPORATION ENTITLING THE HOLDERS THEREOF TO PURCHASE AN AGGREGATE OF 4,150,000 SHARES OF COMMON STOCK, $.001 PER VALUE, OF VISIONQUEST WORLDWIDE HOLDINGS CORPORATION.
                          ___________________________

         CLASS D WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE
                                       OF
                   VISIONQUEST WORLDWIDE HOLDINGS CORPORATION
                            EXERCISABLE ON OR BEFORE
                  5:00 P.M., EASTERN TIME, ____________, 2005

This is to certify that, for value received, __________________ (the "Holder") or his or its assigns (the "Holder" or "Holders") is entitled to purchase, subject to the provisions of this Warrant, from VisionQuest Worldwide Holdings Corporation, a Delaware corporation (the "Company"), ______________________ (___________) shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on the terms and conditions set forth herein. This Warrant and any Warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant" or, collectively as the "Warrants".

1. The purchase price of each share of Common Stock subject to this Warrant (the "Warrant Shares") shall be $.10 per share, subject to adjustment as set forth herein (the "Purchase Price").

2. The Warrant shall be exercisable from time to time during the period of five (5) years, commencing on April 1, 2000, and terminating at 5:00 P.M., Eastern Time, on March 31, 2005 (the "Exercise Period"), provided however, that the Exercise Period shall be subject to termination earlier than March 31, 2005, as provided in Section l0(d) hereof.

3. The Purchase Price of the Warrant Shares shall be paid in full at the time of exercise, by cashier or certified check therefor, payable to the Company, as hereinafter provided. The Holder shall not have any of the rights of a shareholder with respect to the Warrant Shares as to which this Warrant shall not have been exercised and payment made as herein provided.

4. In the event of a stock dividend, recapitalization, reorganization, subdivision, combination, exchange or reclassification of shares of Common Stock of the Company, or any other change in the corporate structure or shares of Common Stock of the Company, prior to the exercise of this Warrant, an appropriate adjustment shall be made by the Company in the aggregate number and the Purchase Price of the Warrant Shares as is necessary to give the Holder substantially the same rights as the Holder had immediately prior to the occurrence of such event. In the event of any consolidation of the Company with, or merger of the Company into, another corporation where the Company is not the successor entity, or in the case of a sale or conveyance to another corporation of the property of the Company in its entirety, then the Holder shall thereafter, upon payment of the Purchase Price in effect immediately prior to the record date for such consolidation, merger, sale or conveyance, have the right to purchase and receive the kind and number of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance, that would have been issued to the Holder had the Warrant been exercised immediately prior to such event.

5. The Company hereby represents and warrants to the Holder that (a) the Company, by all appropriate and required action, is duly authorized to issue this Warrant and consummate all of the transactions contemplated hereby; and
(b) the Warrant Shares, have been duly reserved for issue upon exercise of the Warrant, and when issued and delivered by the Company to the Holder, and when paid for by the Holder in accordance with the terms and conditions hereof, will be duly and validly issued, fully paid and nonassessable.

6. By acceptance of this Warrant, the Holder, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), represents and warrants to the Company that he or it, as the case may be, is acquiring the Warrant, and shall acquire the warrant Shares, for investment, for his or its own account and not with a view towards the resale or distribution thereof.

7. By acceptance of this Warrant, the Holder hereby agrees that he or it, as the case may be, shall not sell, transfer by any means or otherwise dispose of the Warrant or the Warrant Shares acquired by him or it without registration under the Act or any applicable state securities laws, unless (a) an exemption from registration under the Act and said state securities laws are available thereunder, and (b) the Holder has furnished the Company, with notice of such proposed transfer and an opinion of the Holder's legal counsel, who shall be acceptable to counsel to the Company, that such proposed sale or transfer is so exempt. The holder shall be responsible for all expenses of transfer of the Warrants (excluding, however, the expenses of any registration which are allocated in Section 10, below), including, but not limited to, the legal opinion required by this paragraph if the transfer is accomplished without registration, and all fees that may be charged by the Company's transfer agent, if at the time, holders of the Company's Common Stock are required to pay such fees in connection with transfers of their shares of Common Stock.

8. By acceptance of this Warrant the Holder acknowledges that and, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Act, each transferee of this Warrant shall acknowledge in writing to the Company that:

   (a) The Holder must bear the economic risk of the investment of the purchase of the Warrant Shares for an indefinite period of time unless the Warrant Shares are registered for sale under the Act or any applicable state securities laws or an exemption for such sale is available thereunder. In that regard, it is understood that both the Warrant and the Warrant Shares, when purchased upon exercise of the Warrant, cannot be transferred except in compliance with the Act or any applicable state securities laws, which generally means that, in absence of registration of the Warrant or Warrant Shares under the Act or any applicable state securities laws, the Holder will not be able to make any public sales of the warrant or the Warrant Shares unless compliance is had with said state securities laws and Rule 144 of the Securities and Exchange Commission ("SEC"), or any successor rule or regulation of the SEC, including holding periods, manner of sale and availability of adequate current pub information concerning the Company.

   (b) The Holder has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the Warrant, the Warrant Shares and the terms and conditions hereof and to obtain any additional information, to the extent the Company possesses or may posses such information or can acquire it without unreasonable effort or expense, necessary for the Holder to make the investment in the Company contemplated hereby.

   (c) The Company shall place stop transfer orders on its records of the Class D Warrant with respect to the transfer of the Warrant and with its transfer agent for its Common Stock against transfer of the Warrant Shares in the absence of registration under the Act and any applicable state securities laws or an exemption therefrom as provided herein.

   (d) The certificate(s) evidencing the Warrant Shares shall, unless transferred as set forth in Section 7 above or pursuant to a registration statement under the Act as provided in Section 10 below, bear a legend substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL TO THE COMPANY, AS TO THE AVAILABILITY OF SUCH EXEMPTION UNDER SAID ACT AND LAWS."

9. The Warrant may be exercised by transmitting the Warrant Share Purchase Form annexed hereto (the "Purchase Notice'') to the Company at its principal place of business. The Purchase Notice shall be accompanied by payment of the full Purchase Price of the Warrant Shares as provided in Section 3 hereof, and the Company shall issue a certificate or certificates evidencing the Warrant Shares as soon as practicable after the notice is received. The certificate or certificates evidencing the Warrant Shares shall be registered in the name of the person or persons so indicated on the Purchase Notice.

10. The Holder of the Warrant and/or the Warrant Shares shall have the registration rights set forth in this Section 10.

   (a) If any majority holder (as defined below) shall give notice to the Company at any time within the period (the "Registration Period") commencing March 31, 2001, and terminating at the expiration of the earliest to occur of
(i) the sale of all the Registrable Securities (as defined below) pursuant to a registration statement filed in connection with the registration rights set forth in this Warrant, (ii) the receipt by the Holder(s) of the opinion(s) from counsel specified in paragraph (h) of this Section 10 or (iii) the end of the Exercise Period, to the effect that such holders contemplates the transfer of all or any part of his or their Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of Registrable Securities will be involved, then within sixty (60) days after receipt of such notice, the Company shall file a registration statement pursuant to the Act, to the end that the Registrable Securities may be sold under the Act promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become effective, provided that all holders shall furnish the Company with appropriate information (relating to the intentions of such holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing. The Company shall not be required to file more than one registration statement pursuant to this paragraph (a).

   (b) Within ten (10) days after receiving any notice pursuant to paragraph
(a) above from the holders of 50% or more of the Class D Warrant and/or Warrant Shares, the Company shall give notice to the other Holders of Registrable Securities, advising that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such other Holders, provided that within twenty (20) days after the date on which the Company shall have given notice, the Holders shall notify the Company that they desire to have their Registrable Securities included in such registration statement and shall promptly furnish the Company with such appropriate information (relating to the intentions of such Holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing.

   (c) In addition to the demand registration rights set forth in paragraphs
(a) and (b) above, if, at any time during the Registration Period, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition, exchange offer, dividend reinvestment plan or pursuant to Form S-8 or successor form) (either on its behalf or on behalf of any selling shareholder) it shall given written notice, at least twenty (20) days prior to the filing of each such registration statement, to all holders of Registrable Securities which were not included in the registration statement filed by the Company under paragraphs (a) and (b) above, which registration statement had become effective, of its intention to do so and shall inquire whether any of such holders desire to include any of their Registrable Securities therein. If any Holders of the Registrable Securities notify the Company within fifteen (15) days after and such notice of its or their desire e to include any of the Registrable Securities in such proposed registration statement the Company shall afford the Holder or Holders of the Registrable Securities the opportunity to have any such Registrable Securities registered under such registration statement at the Company's cost and expense and at no cost or expense to the Holder or Holders except for the fees of any counsel retained by such Holder(s) and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or it pursuant thereto.

 If such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must, if requested by the Company, sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company and other selling shareholders.

 Notwithstanding the provisions of the first paragraph of this paragraph (c), the Company shall have the right at any time after it shall have given written notice pursuant to this paragraph (c) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

   (d) The Holders of Registrable Securities may, in accordance with paragraph
(c) or paragraph (a) above, at their option, request the registration of the Warrants and/or the Warrant Shares in a filing made by the Company prior to the acquisition of the Warrant Shares by the Holders upon exercise of the Warrants. Pursuant to the terms of this Warrant, the Holders may thereafter exercise the Warrants at any time or from time to time subsequent to the effectiveness under the Act of the registration statement in which the Warrants or the Warrant Shares were included. Notwithstanding anything to the contrary herein contained, the Exercise Period for any Warrants that are the subject of a Registration Statement filed pursuant to the provisions of paragraphs (a), (b) or (c) of this Section 10 that has become effective under the Act shall terminate at the earlier of the time set forth in Section 2 hereof or one hundred eighty (180) days following the date that such Registration Statement become effective under the Act.

   (e) The Company shall not be obligated or required to effect any demand registration of any Registrable Securities pursuant to paragraphs (a) and (b) of this Section 10 during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such demand registration pursuant to paragraphs (a) and (b) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

(f) Notwithstanding the provisions of paragraph (c) of this Section 10, if in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any selling shareholder, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities requested to be registered as required by the managing underwriter. If securities are proposed to be offered for sale pursuant to such registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holders) as the original number of Registrable Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by the Holders and the other selling security holders.

(g) The following provisions of this paragraph (g) shall apply to the foregoing paragraphs of this Section 10:

(i) The Company will use reasonable efforts to cause any registration statement covering all or any portion of the Registrable Securities to become effective as promptly as possible and, if any stop order shall be issued by the Securities and Exchange Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Each Holder agrees to cooperate in all respects with the Company in effectuating the foregoing. Following the effective date of any registration statement, the Company shall, upon the request of any Holder of Registrable Securities covered by such registration statement, forthwith supply such reasonable number of registration statements, preliminary prospectuses and prospectuses meeting the requirements of the Act and other documents necessary or incidental to the offering, as shall be reasonably requested by such Holder to permit such Holder to make a public distribution of all Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in the states of Florida, New York and Nevada at the Company's expense and in such other states, at the Holders' expense, as any Holder of Registrable Securities shall reasonable request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to any Holder's Registrable Securities are expressly conditioned on such Holder's furnishing to the Company such appropriate information concerning the Holder, and the Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

(ii) The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that a Holder shall be solely responsible for the fees of any counsel retained by him, her or it and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him, her or it, pursuant thereto and any additional registration fees attributable to the registration of such Holder's Registrable Securities.

(iii) Except as to Warrants which shall expire pursuant to the provisions of paragraph (d) of this Section 10, the Company shall use its best efforts to maintain the effectiveness of a registration statement or post-effective amendment registering Registrable Securities pursuant to paragraphs (a), (b) and (c) hereof until the earlier of (A) the public sale of all of the Registrable Securities (including all Warrant Shares issued upon exercise of Warrants included in any such registration) registered thereunder or (B) the expiration of none (9) months from the date such registration statement has been deemed effective by the SEC.

(iv) Nothing in this Warrant shall require the Company to undergo an audit other than in the ordinary course of business at the end of its fiscal year.

(v) The Company shall indemnify and hold harmless each Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement, any other registration statement under the Act, any post-effective amendment to the Registration Statement or any such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obliged to so indemnify any such Holder or underwriter or other person referred to above unless such Holder or underwriter or other Person. as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this
Section 10 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any suet Holder or underwriter expressly for use therein.

(vi) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred-to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

(vii) When used in this Warrant the term ''majority holder" means any persons who together own more than 50% the Class D Warrants and Warrant Shares which have not previously been sold pursuant to a registration statement filed by the Company pursuant to this Section 10. In addition, as used herein "Registrable Securities" shall mean the Class D Warrants and Warrant Shares which have not been sold by the Holder thereof pursuant to a registration statement filed by the Company pursuant to this Section 10.

(viii) Neither the giving of any notice by any Holder nor the making of any request for prospectuses shall impose upon any such Holder making such request any obligation to sell any Registrable Securities.

(h) The Company shall not be required to register or maintain the registration of any Registrable Securities under the Act if, in the written opinion of counsel for the Company, said Registrable Securities may be publicly sold without the need for compliance with the registration provisions of the Act and applicable state securities laws registration requirements.

(i) The Holders, upon receipt of notice from the Company, upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Registrable Securities until they have received copies of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as Practicable after such notice.

(j) The Registrable Securities may not be sold or otherwise disposed of except to (A) a person who, in the opinion of counsel, is a person to whom such securities may be legally transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring the Registrable Securities for his own account for investment purposes and not with a view to distribution, and in which such person agrees to comply with the provisions of this paragraph (i) with respect to any resale or other disposition of such securities, or (B) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such Securities and the offering thereof for such sale or disposition.

11. All expenses, including but not limited to attorneys' fees, incurred in connection with the preparation of this Warrant shall be borne by the Company.

12. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given when either delivered by hand or on the second business day following mailing thereof, if mailed in the United States by registered, certified or express mail, return receipt requested, postage prepaid, or on the business day following delivery to Federal Express, if addressed to the parties at the following

If to the Company:  VisionQuest Worldwide Holdings Corporation
                    7674 West Lake Mead Boulevard
                    Las Vegas, NV 89128

If to the Holder:

company:  VisionQuest Worldwide Holdings Corporation
                    7674 West Lake Mead Boulevard
                    Las Vegas, NV 89128

If to the Holder:




13. Jurisdiction over all claims and controversies under, arising out of or relating to the Warrant and the Warrant Shares, shall be with the courts of the States of Nevada, Florida and Delaware and the Federal Courts situated within such three states to which the Company and the Holder hereby consent to and submit themselves.

14. This Warrant represents the sole and entire agreement of the parties with respect to the subject matter hereof and may not be modified without the written consent of the party to be charged with such modification.

ATTEST:
                                               By:
     Secretary                                 President

Dated ____________, 2000

EXHIBIT C

No. WE -  ____

THE CLASS E WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH CLASS E WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND STATE LAWS WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL THAT EXEMPTIONS FROM REGISTRATION UNDER SUCH ACT AND LAWS ARE AVAILABLE.

THE TRANSFER OR EXCHANGE OF THIS WARRANT IS RESTRICTED IN ACCORDANCE WITH THE TERMS HEREOF.

                          ___________________________

THIS CLASS E WARRANT IS ONE OF A SERIES OF CLASS E WARRANTS ISSUED BY VISIONQUEST WORLDWIDE HOLDINGS CORPORATION ENTITLING THE HOLDERS THEREOF TO PURCHASE AN AGGREGATE OF 8,060,000 SHARES OF COMMON STOCK, $.10 PER VALUE, OF CONTINENTAL HERITAGE CORPORATION.

                          ___________________________

         CLASS E WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE
                                       OF
                   VISIONQUEST WORLDWIDE HOLDINGS CORPORATION
                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., EASTERN TIME, MARCH 31, 2005

This is to certify that, for value received, ________________ (the "Holder") or its assigns (the "Holder" or "Holders") is entitled to purchase, subject to the provisions of this Warrant, from VisionQuest Worldwide Holdings Corporation, a Delaware corporation (the "Company"), ________________________ (_____________)
shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on the terms and conditions set forth herein. This Warrant and any Warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant" or, collectively as the "Warrants".

1. The purchase price of each share of Common Stock subject to this Warrant (the "Warrant Shares") shall be $..10 per share, if this Warrant is exercised on or before March 31, 2001, and $.20 per share, if this Warrant is exercised on and after April 1, 2001 and prior to expiration of the tern of this Warrant, subject to adjustment as set forth herein (the "Purchase Price").

2. The Warrant shall be exercisable from time to time during the period of five
(5) years, commencing on April 1, 2000, and terminating at 5:00 P.M., Eastern Time, on March 31, 2005 (the "Exercise Period"), provided however, that the Exercise Period shall be subject to termination earlier than March 31, 2005, as provided in Section l0(d) hereof.

3. The Purchase Price of the Warrant Shares shall be paid in full at the time of exercise, by cashier or certified check therefor, payable to the Company, as hereinafter provided. The Holder shall not have any of the rights of a shareholder with respect to the Warrant Shares as to which this Warrant shall not have been exercised and payment made as herein provided.

4. In the event of a stock dividend, recapitalization, reorganization, subdivision, combination, exchange or reclassification of shares of Common Stock of the Company, or any other change in the corporate structure or shares of Common Stock of the Company, prior to the exercise of this Warrant, an appropriate adjustment shall be made by the Company in the aggregate number and the Purchase Price of the Warrant Shares as is necessary to give the Holder substantially the same rights as the Holder had immediately prior to the occurrence of such event. In the event of any consolidation of the Company with, or merger of the Company into, another corporation where the Company is not the successor entity, or in the case of a sale or conveyance to another corporation of the property of the Company in its entirety, then the Holder shall thereafter, upon payment of the Purchase Price in effect immediately prior to the record date for such consolidation, merger, sale or conveyance, have the right to purchase and receive the kind and number of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance, that would have been issued to the Holder had the Warrant been exercised immediately prior to such event.

5. The Company hereby represents and warrants to the Holder that (a) the Company, by all appropriate and required action, is duly authorized to issue this Warrant and consummate all of the transactions contemplated hereby; and
(b) the Warrant Shares, have been duly reserved for issue upon exercise of the Warrant, and when issued and delivered by the Company to the Holder, and when paid for by the Holder in accordance with the terms and conditions hereof, will be duly and validly issued, fully paid and nonassessable.

6. By acceptance of this Warrant, the Holder, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), represents and warrants to the Company that he or it, as the case may be, is acquiring the Warrant, and shall acquire the warrant Shares, for investment, for his or its own account and not with a view towards the resale or distribution thereof.

7. By acceptance of this Warrant, the Holder hereby agrees that he or it, as the case may be, shall not sell, transfer by any means or otherwise dispose of the Warrant or the Warrant Shares acquired by him or it without registration under the Act or any applicable state securities laws, unless (a) an exemption from registration under the Act and said state securities laws are available thereunder, and (b) the Holder has furnished the Company, with notice of such proposed transfer and an opinion of the Holder's legal counsel, who shall be acceptable to counsel to the Company, that such proposed sale or transfer is so exempt. The holder shall be responsible for all expenses of transfer of the Warrants (excluding, however, the expenses of any registration which are allocated in Section 10, below), including, but not limited to, the legal opinion required by this paragraph if the transfer is accomplished without registration, and all fees that may be charged by the Company's transfer agent, if at the time, holders of the Company's Common Stock are required to pay such fees in connection with transfers of their shares of Common Stock.

8. By acceptance of this Warrant the Holder acknowledges that and, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Act, each transferee of this Warrant shall acknowledge in writing to the Company that:

   (a) The Holder must bear the economic risk of the investment of the purchase of the Warrant Shares for an indefinite period of time unless the Warrant Shares are registered for sale under the Act or any applicable state securities laws or an exemption for such sale is available thereunder. In that regard, it is understood that both the Warrant and the Warrant Shares, when purchased upon exercise of the Warrant, cannot be transferred except in compliance with the Act or any applicable state securities laws, which generally means that, in absence of registration of the Warrant or Warrant Shares under the Act or any applicable state securities laws, the Holder will not be able to make any public sales of the warrant or the Warrant Shares unless compliance is had with said state securities laws and Rule 144 of the Securities and Exchange Commission ("SEC"), or any successor rule or regulation of the SEC, including holding periods, manner of sale and availability of adequate current public information concerning the Company.

(b) The Holder has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the Warrant, the Warrant Shares and the terms and conditions hereof and to obtain any additional information, to the extent the Company possesses or may posses such information or can acquire it without unreasonable effort or expense, necessary for the Holder to make the investment in the Company contemplated hereby.

(c) The Company shall place stop transfer orders on its records of the Class A Warrant with respect to the transfer of the Warrant and with its transfer agent for its Common Stock against transfer of the Warrant Shares in the absence of registration under the Act and any applicable state securities laws or an exemption therefrom as provided herein.

(d) The certificate(s) evidencing the Warrant Shares shall, unless transferred as set forth in Section 7 above or pursuant to a registration statement under the Act as provided in Section 10 below, bear a legend substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL TO THE COMPANY, AS TO THE AVAILABILITY OF SUCH EXEMPTION UNDER SAID ACT AND LAWS."

9. The Warrant may be exercised by transmitting the Warrant Share Purchase Form annexed hereto (the "Purchase Notice'') to the Company at its principal place of business. The Purchase Notice shall be accompanied by payment of the full Purchase Price of the Warrant Shares as provided in Section 3 hereof, and the Company shall issue a certificate or certificates evidencing the Warrant Shares as soon as practicable after the notice is received. The certificate or certificates evidencing the Warrant Shares shall be registered in the name of the person or persons so indicated on the Purchase Notice.

10. The Holder of the Warrant and/or the Warrant Shares shall have the registration rights set forth in this Section 10.

  (a) If any majority holder (as defined below) shall give notice to the Company at any time within the period (the "Registration Period") commencing April 1, 2001, and terminating at the expiration of the earliest to occur of
(i) the sale of all the Registrable Securities (as defined below) pursuant to a registration statement filed in connection with the registration rights set forth in this Warrant, (ii) the receipt by the Holder(s) of the opinion(s) from counsel specified in paragraph (h) of this Section 10 or (iii) the end of the Exercise Period, to the effect that such holders contemplates the transfer of all or any part of his or their Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of Registrable Securities will be involved, then within sixty (60) days after receipt of such notice, the Company shall file a registration statement pursuant to the Act, to the end that the Registrable Securities may be sold under the Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become effective, provided that all holders shall furnish the Company with appropriate information (relating to the intentions of such holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing. The Company shall not be required to file more than one registration statement pursuant to this paragraph (a).

   (b) Within ten (10) days after receiving any notice pursuant to paragraph
(a) above from the holders of 50% or more of the Class E Warrant and/or Warrant Shares, the Company shall give notice to the other Holders of Registrable Securities, advising that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such other Holders, provided that within twenty (20) days after the date on which the Company shall have given notice, the Holders shall notify the Company that they desire to have their Registrable Securities included in such registration statement and shall promptly furnish the Company with such appropriate information (relating to the intentions of such Holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing.

   (c) In addition to the demand registration rights set forth in paragraphs
(a) and (b) above, if, at any time during the Registration Period, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition, exchange offer, dividend reinvestment plan or pursuant to Form S-8 or successor form) (either on its behalf or on behalf of any selling shareholder) it shall given written notice, at least twenty (20) days prior to the filing of each such registration statement, to all holders of Registrable Securities which were not included in the registration statement filed by the Company under paragraphs (a) and (b) above, which registration statement had become effective, of its intention to do so and shall inquire whether any of such holders desire to include any of their Registrable Securities therein. If any Holders of the Registrable Securities notify the Company within fifteen (15) days after and such notice of its or their desire to include any of the Registrable Securities in such proposed registration statement the Company shall afford the Holder or Holders of the Registrable Securities the opportunity to have any such Registrable Securities registered under such registration statement at the Company's cost and expense and at no cost or expense to the Holder or Holders except for the fees of any counsel retained by such Holder(s) and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or it pursuant thereto.

   If such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must, if requested by the Company, sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company and other selling shareholders. Notwithstanding the provisions of the first paragraph of this paragraph (c), the Company shall have the right at any time after it shall have given written notice pursuant to this paragraph
(c) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

   (d) The Holders of Registrable Securities may, in accordance with paragraph
(c) or paragraph (a) above, at their option, request the registration of the Warrants and/or the Warrant Shares in a filing made by the Company prior to the acquisition of the Warrant Shares by the Holders upon exercise of the Warrants. Pursuant to the terms of this Warrant, the Holders may thereafter exercise the Warrants at any time or from time to time subsequent to the effectiveness under the Act of the registration statement in which the Warrants or the Warrant Shares were included. Notwithstanding anything to the contrary herein contained, the Exercise Period for any Warrants that are the subject of a Registration Statement filed pursuant to the provisions of paragraphs (a), (b) or (c) of this Section 10 that has become effective under the Act shall terminate at the earlier of the time set forth in Section 2 hereof or one hundred eighty (180) days following the date that such Registration Statement became effective under the Act.

(e) The Company shall not be obligated or required to effect any demand registration of any Registrable Securities pursuant to paragraphs (a) and (b) of this Section 10 during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such demand registration pursuant to paragraphs (a) and (b) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall b e reasonably possible.

(f) Notwithstanding the provisions of paragraph (c) of this Section 10, if in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any selling shareholder, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities requested to be registered as required by the managing underwriter. If securities are proposed to be offered for sale pursuant to such registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holders) as the original number of Registrable Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by the Holders and the other selling security holders.

(g) The following provisions of this paragraph (g) shall apply to the foregoing paragraphs of this Section 10:

   (i) The Company will use reasonable efforts to cause any registration statement covering all or any portion of the Registrable Securities to become effective as promptly as possible and, if any stop order shall be issued by the Securities and Exchange Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Each Holder agrees to cooperate in all respects with the Company in effectuating the foregoing. Following the effective date of any registration statement, the Company shall, upon the request of any Holder of Registrable Securities covered by such registration statement, forthwith supply such reasonable number of registration statements, preliminary prospectuses and prospectuses meeting the requirements of the Act and other documents necessary or incidental to the offering, as shall be reasonably requested by such Holder to permit such Holder to make a public distribution of all Registrable Securities. The Company will use its reason e efforts to qualify the Registrable Securities for sale in the states of Florida, New York and Nevada at the Company's expense and in such other states, at the Holders' expense, as any Holder of Registrable Securities shall reasonable request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to any Holder's Registrable Securities are expressly conditioned on such Holder's furnishing to the Company such appropriate information concerning the Holder, and the Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

   (ii) The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that a Holder shall be solely responsible for the fees of any counsel retained by him, her or it and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him, her or it, pursuant thereto and any additional registration fees attributable to the registration of such Holder's Registrable Securities.

   (iii) Except as to Warrants which shall expire pursuant to the provisions of paragraph (d) of this Section 10, the Company shall use its best efforts to maintain the effectiveness of a registration statement or post-effective amendment registering Registrable Securities pursuant to paragraphs (a), (b) and (c) hereof until the earlier of (A) the public sale of all of the Registrable Securities (including all Warrant Shares issued upon exercise of Warrants included in any such registration) registered thereunder or (B) the expiration of none (9) months from the date such registration statement has been deemed effective by the SEC.

   (iv) Nothing in this Warrant shall require the Company to undergo an audit other than in the ordinary course of business at the end of its fiscal year.

   (v) The Company shall indemnify and hold harmless each Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement, any other registration statement under the Act, any post-effective amendment to the Registration Statement or any such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obliged to so indemnify any such Holder or underwriter or other person referred to above unless such Holder or underwriter or other Person. as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 10 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any suet Holder or underwriter expressly for use therein.

   (vi) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred-to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

   (vii) When used in this Warrant the term ''majority holder" means any persons who together own more than 50% of the Class E Warrants and Warrant Shares which have not previously been sold pursuant to a registration statement filed by the Company pursuant to this Section 10. In addition, as used herein "Registrable Securities" shall mean the Class E Warrants and Warrant Shares which have not been sold by the Holder thereof pursuant to a registration statement filed by the Company pursuant to this Section 10.

   (viii) Neither the giving of any notice by any Holder nor the making of any request for prospectuses shall impose upon any such Holder making such request any obligation to sell any Registrable Securities.

(h) The Company shall not be required to register or maintain the registration of any Registrable Securities under the Act if, in the written opinion of counsel for the Company, said Registrable Securities may be publicly sold without the need for compliance with the registration provisions of the Act and applicable state securities laws registration requirements.

(i) The Holders, upon receipt of notice from the Company, upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Registrable Securities until they have received copies of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as Practicable after such notice.

(j) The Registrable Securities may not be sold or otherwise disposed of except to (A) a person who, in the opinion of counsel, is a person to whom such securities may be legally transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring the Registrable Securities for his own account for investment purposes and not with a view to distribution, and in which such person agrees to comply with the provisions of this paragraph (i) with respect to any resale or other disposition of such securities, or (B) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such Securities and the offering thereof for such sale or disposition.

11. All expenses, including but not limited to attorneys' fees, incurred in connection with the preparation of this Warrant shall be borne by the Company.

12. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given when either delivered by hand or on the second business day following mailing thereof, if mailed in the United States by registered, certified or express mail, return receipt requested, postage prepaid, or on the business day following delivery to Federal Express, if addressed to the parties at the following addresses set forth herein, or to such other address as either, or in the case of a transferee of a holder, as such transferee, shall have specified by notice in writing to the other. Same shall be deemed duly given hereunder when so delivered or mailed as the case may be:

If to the Company:  VisionQuest Worldwide Holdings Corporation
                    7674 West Lake Mead Road
                    Las Vegas, NV 89128



If to the Holder:




13. Jurisdiction over all claims and controversies under, arising out of or relating to this Warrant and the Warrant Shares, shall be with the courts of the States of Nevada, Florida and Delaware and the Federal Courts situated within such three states to which the Company and the Holder hereby consent to and submit themselves.

14. This Warrant represents the sole and entire agreement of the parties with respect to the subject matter hereof and may not be modified without the written consent of the party to be charged with such modification.

ATTEST:

                                               By:
     Secretary                                 President

Dated                     , 2000

Exhibit D

                          REPLACEMENT PROMISSORY NOTE
$1,500,000                                                  April 1, 2000

FOR VALUE RECEIVED, VisionQuest Worldwide Holdings Corporation, a Delaware corporation, having its principal business office at 7674 West Lake Mead Blvd., Las Vegas, NV 89128 ("Maker"), promises to pay the order of Gerald Holland ("Disbursement Agent"), 4860 N.E. 12th Avenue, Fort Lauderdale, Florida 33334, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) lawful money of the United States of America, or so much of that sum as may be advanced under this Note, together with interest at the annual rate of ten percent (10%) per annum from the date or dates of the outstanding balance thereof, on the terms set forth herein, as follows:

1. Pursuant to the terms and provisions of a certain Loan Agreement ("Loan Agreement") dated February 9, 1999 by and among the Maker, Jules Ross, Richard
A. Hahner, Case Holdings, Inc., Peter Casoria, Jr., Peter Casoria, Sr., Dennis Lopez and Gerald M. Holland (the "Payees") and Robert Bray, Steve Gould, Gerald Holland and Lee Kaplan, the beneficial owners of 4,978,264 shares of Common Stock, $.10 par value, of Maker ("Shareholders"), the Payees have loaned to the Maker the aggregate sum of $1,500,000, such loans are defined in the Loan Agreement as the Initial Loan and the Additional Loan. Pursuant to the terms and provisions of a certain Loan Agreement No. 2 dated as of April 26, 2000 among the Payees, Steve Gould, Lee Kaplan, Damaso W. Saavedra, Edward Cassatly, Roslyn Sugarman, Charles J. Sugarman and the Company it was agreed that the three notes of the Company evidencing the $1,500,000 loans to the Company would be replaced by this Replacement Promissory Note and that all accrued interest on the three notes would be exchanged by the Payees for shares of Common Stock of the Company at the rate of one share for each $.10 of accrued interest. As used herein, the term "Agreements" shall mean the Loan Agreement and Loan Agreement No. 2. All of the agreements, conditions, covenants, provisions and stipulations contained in the Agreements which are to be kept and performed by Maker or the Shareholders with respect to the debt evidenced by this Note, and this Note are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

2. (a) Subject to the terms of the Agreements, interest shall accrue, in arrears, without setoff or deduction, from the date of the first advance hereunder and continuing until the Maturity Date (as hereinafter defined), at which time it shall be due and payable.

   (b) The entire unpaid principal balance of this Note and all interest accrued thereon but not previously paid and all other sums payable hereunder, shall be due and payable in full on September 30, 2000 (the "Maturity Date").

3. The principal and interest shall be payable to the Disbursing Agent at his address set forth above, or at such other place as Payees, from time to time, may designate in writing. The Disbursing Agent shall, upon his receipt of payment of interest or principal and collection of such amount distribute to each of the Payees his or its proportionate share of the interest and principal of each such payment on account of this Note as provided in the Loan Agreement.

4. Maker shall have the privilege of prepaying this Note in full but not in part without penalty, at any time, provided not less than twenty (20) days written notice of such election is given by Maker to the Payees.

5. It is further understood, however, that should any default be made in the payment of any installment of principal and interest or any other payment due under this Note on the date such payment is due, or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note, in the Loan Agreement or in any of the Loan Documents, as herein defined, or should the employment by the Company of Steve Gould be terminated for any reason whatsoever, then the Disbursement Agent, acting pursuant to instructions of the Payees, at their option and without notice to Maker unless expressly required elsewhere in this Note or the Loan Agreement, may declare due and payable immediately the entire unpaid balance of principal and all other sums due by Maker under this Note, with interest accrued on it at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be highest rate of interest permitted under the laws of Florida, notwithstanding anything to the contrary in this Note or in the Loan Agreement; and payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payees in this Note. In such a case Payees may also recover all costs of suit and other expenses in connection with it, together with reasonable attorneys' fees for collection, together with interest on any judgment obtained by Payees at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Payees of the full amount due Payees. This Note, the Agreements, the Non-Recourse Pledge and Conditional Irrevocable Proxy Agreement and the Amended Security Agreement, each of which are referred to herein, shall sometimes be hereinafter referred to herein as the "Loan Documents."

6. (a) Payment of this Note is secured by a Shareholders' Non-Recourse Pledge Agreement, as amended, among the Shareholders, the Maker and the Payees pursuant to which shares of Common Stock, $.10 par value, of the Maker and Class E Warrants have been pledged as security for payment of this Note by the Maker.

   (b) Payment of this Note is also secured by an Amended Security Agreement, as further amended, among the Maker, VisionQuest Worldwide, Inc., a wholly owned subsidiary of the Maker ("VisionQuest") and the Disbursement Agent, as agent for the Payees, pursuant to which VisionQuest has granted to the Payees a lien against products held by it for resale as security for payment of this Note by the Maker.

7. Payees, or the Disbursing Agent on their behalf, shall not exercise any right or remedy provided for herein because of any default of Maker unless (i) in the event of a monetary default, Maker shall have failed to pay the outstanding sums within a period of five (5) business days after the date of the notice of default has been given by the Disbursing Agent or the Payees; or
(ii) in the event of a non-monetary default, Maker shall have failed within a period of thirty (30) days after the date Payees or the Disbursing Agent, as the case may be, has given Maker written notice of such default to cure the non-monetary default; provided, however, Payee shall not be required to give any such notice or to allow any part of the grace period if Maker shall have filed a petition in bankruptcy or reorganization or a bill in equity or otherwise initiated proceedings for the appointment of a receiver of its assets, or if Maker shall have made an assignment for the benefit of creditors, or if a receiver or trustee is appointed for Maker and such appointment or such receivership is not terminated within thirty (30) days.

8. Payees' failure to exercise their option to accelerate the indebtedness evidenced by this Note shall not constitute a waiver of the right to exercise that option at any other time so long as that event of default remains outstanding and uncured, or to exercise it upon the occurrence of another default.

9. The remedies of Payees as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively, or together at the sole discretion of Payees, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

10. Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and it agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Payees.

11. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payees in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this Note exceed the maximum rate of interest permitted to be charged by the laws of Florida (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums the outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payees. Any crediting or refund shall not cure or waive any default by Maker under this Note. Maker agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment including, without limitation, prepayment fees and late charges shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

12. Payees shall not be deemed, by any act or omission or commission, to have waived any of their rights or remedies under this Note unless the waiver is in writing and signed by Payees, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

13. This instrument shall be governed by and construed according to the laws of the State of Florida.

14. Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Payees" and "Maker" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Payee and Maker. If Maker consists of more than one person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note shall be joint and several, and the word "Maker" shall mean all or some or any of them.

15. As provided in the Loan Agreement, the Disbursement Agent has been authorized to act on behalf of the Payees with respect to this Note as and to the extent instructed by the Payees.

16. All payments under this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

17. Time is of the essence as to each provision of this Note which requires Maker to take any action within a specified time period.

MAKER AND PAYEES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEES TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

IN WITNESS WHEREOF, Maker, intending to be legally bound, has duly executed and delivered this Note.

CONTINENTAL HERITAGE CORPORATION

By:
Steve Gould, President

EXHIBIT E

                          SUBORDINATED PROMISSORY NOTE

$56,000                                                     April 1, 2000

 FOR VALUE RECEIVED, VisionQuest Worldwide Holdings Corporation, a Delaware corporation, having its principal business office at 7674 West Lake Mead Boulevard, Las Vegas, NV 89128 ("Maker"), promises to pay the order of Steve Gould ("Payee"), the principal sum of Fifty Six Thousand Dollars ($56,000) lawful money of the United States of America, together with interest at the annual rate of ten percent (10%) per annum from the date hereof, on the terms set forth herein, as follows:

1. This Note has been issued by Maker in exchange for, and in substitution of, a certain promissory note of Maker dated February 9, 1999, payable to Payee in the amount of $56,000.

2. (a) Interest hereon shall accrue, in arrears, without setoff or deduction, from the date hereof and continuing until the Maturity Date (as hereinafter defined). Payment of accrued interest prior to the Maturity Date, as defined below, shall be made on the Maturity Date.

   (b) The entire unpaid principal balance of this Note and all interest accrued thereon but not previously paid and all other sums payable hereunder, shall be due and payable in full on September 30, 2000 (the "Maturity Date").

3. The principal and interest shall be payable to the Payee at the address Payee from time to time may designate in writing.

4. Maker shall have the privilege of prepaying this Note in full but not in part without penalty, at any time, provided not less than twenty (20) days written notice of such election is given by Maker to the Payees.

5. It is further understood, however, that should any default be made in the payment of any installment of principal and interest or any other payment due under this Note on the date such payment is due, then the Payee, at his option and without notice to Maker unless expressly required elsewhere in this Note may declare due and payable immediately the entire unpaid balance of principal and all other sums due by Maker under this Note, with interest accrued on it at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be highest rate of interest permitted under the laws of Nevada, notwithstanding anything to the contrary in this Note or in the Loan Agreement; and payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note. In such a case Payee may also recover all costs of suit and other expenses in connection with it, together with reasonable attorneys' fees for collection, together with interest on any judgment obtained by Payees at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Payees of the full amount due Payees.

6. The Payee shall not exercise any right or remedy provided for herein because of any default of Maker unless Maker shall have failed to pay the outstanding sums within a period of five (5) business days after the date of the notice of default has been given by the Payee; provided, however, Payee shall not be required to give any such notice or to allow any part of the grace period if Maker shall have filed a petition in bankruptcy or reorganization or a bill in equity or otherwise initiated proceedings for the appointment of a receiver of its assets, or if Maker shall have made an assignment for the benefit of creditors, or if a receiver or trustee is appointed for Maker and such appointment or such receivership is not terminated within thirty (30) days.

7. Payees failure to exercise his option to accelerate the indebtedness evidenced by this Note shall not constitute a waiver of the right to exercise that option at any other time so long as that event of default remains outstanding and uncured, or to exercise it upon the occurrence of another default.

8. The remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively, or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

9. Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and it agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Payees.

10. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payees in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this Note exceed the maximum rate of interest permitted to be charged by the laws of Nevada (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums the outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payee. Any crediting or refund shall not cure or waive any default by Maker under this Note. Maker agrees, however, that in d determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment including, without limitation, prepayment fees and late charges shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

11. Payee shall not be deemed, by any act or omission or commission, to have waived any of their rights or remedies under this Note unless the waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

12. This instrument shall be governed by and construed according to the laws of the State of Nevada.

13. The Payee, by his acceptance of this Subordinated Promissory Note, agrees that the indebtedness evidenced by this Note and the payment of the principal and interest on this Note is expressly subordinated, to the extent and in the manner hereinafter set forth in right of payment to the prior payment in full of the interest and principal of: (i) a certain Replacement Promissory Note of the Maker dated April 1, 2000 payable to Gerald Holland, as Disbursement Agent, and (ii) a certain Promissory Note of Maker dated November 16, 1999 payable to Gerald Holland, as Disbursement Agent. By reason of such subordination, the Payee acknowledges and agrees that no payment of principal or interest may be made on this Note unless at such time all payments of principal and interest then due on the Notes described above at the time have been paid.

14. All payments under this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

15. Time is of the essence as to each provision of this Note which requires Maker to take any action within a specified time period.

 MAKER AND PAYEES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEES TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

 IN WITNESS WHEREOF, Maker, intending to be legally bound, has duly executed and delivered this Note.

                                  VISIONQUEST WORLDWIDE HOLDINGS CORPORATION

                                  By:
                                  Steve Gould, President

EXHIBIT F

                          SUBORDINATED PROMISSORY NOTE

$56,000                                                    April 1, 2000

 FOR VALUE RECEIVED, VisionQuest Worldwide Holdings Corporation, a Delaware corporation, having its principal business office at 7674 West Lake Mead Boulevard, Las Vegas, NV 89128 ("Maker"), promises to pay the order of Lee Kaplan ("Payee"), the principal sum of Fifty Six Thousand Dollars ($56,000) lawful money of the United States of America, together with interest at the annual rate of ten percent (10%) per annum from the date hereof, on the terms set forth herein, as follows:

1. This Note has been issued by Maker in exchange for, and in substitution of, a certain promissory note of Maker dated February 9, 1999, payable to Payee in the amount of $56,000.

2. (a) Interest hereon shall accrue, in arrears, without setoff or deduction, from the date hereof and continuing until the Maturity Date (as hereinafter defined). Payment of accrued interest prior to the Maturity Date, as defined below, shall be made on the Maturity Date.

  (b) The entire unpaid principal balance of this Note and all interest accrued thereon but not previously paid and all other sums payable hereunder, shall be due and payable in full on September 30, 2000 (the "Maturity Date").

3. The principal and interest shall be payable to the Payee at the address Payee from time to time may designate in writing.

4. Maker shall have the privilege of prepaying this Note in full but not in part without penalty, at any time, provided not less than twenty (20) days written notice of such election is given by Maker to the Payees.

5. It is further understood, however, that should any default be made in the payment of any installment of principal and interest or any other payment due under this Note on the date such payment is due, then the Payee, at his option and without notice to Maker unless expressly required elsewhere in this Note may declare due and payable immediately the entire unpaid balance of principal and all other sums due by Maker under this Note, with interest accrued on it at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be highest rate of interest permitted under the laws of Nevada, notwithstanding anything to the contrary in this Note or in the Loan Agreement; and payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note. In such a case Payee may also recover all costs of suit and other expenses in connection with it, together with reasonable attorneys' fees for collection, together with interest on any judgment obtained by Payees at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Payees of the full amount due Payees.

6. The Payee shall not exercise any right or remedy provided for herein because of any default of Maker unless Maker shall have failed to pay the outstanding sums within a period of five (5) business days after the date of the notice of default has been given by the Payee; provided, however, Payee shall not be required to give any such notice or to allow any part of the grace period if Maker shall have filed a petition in bankruptcy or reorganization or a bill in equity or otherwise initiated proceedings for the appointment of a receiver of its assets, or if Maker shall have made an assignment for the benefit of creditors, or if a receiver or trustee is appointed for Maker and such appointment or such receivership is not terminated within thirty (30) days.

7. Payees failure to exercise his option to accelerate the indebtedness evidenced by this Note shall not constitute a waiver of the right to exercise that option at any other time so long as that event of default remains outstanding and uncured, or to exercise it upon the occurrence of another default.

8. The remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively, or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

9. Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and it agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Payees.

10. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payees in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this Note exceed the maximum rate of interest permitted to be charged by the laws of Nevada (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums the outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payee. Any crediting or refund shall not cure or waive any default by Maker under this Note. Maker agrees, however, that in de terming whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment including, without limitation, prepayment fees and late charges shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

11. Payee shall not be deemed, by any act or omission or commission, to have waived any of their rights or remedies under this Note unless the waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

12. This instrument shall be governed by and construed according to the laws of the State of Nevada.

13. The Payee, by his acceptance of this Subordinated Promissory Note, agrees that the indebtedness evidenced by this Note and the payment of the principal and interest on this Note is expressly subordinated, to the extent and in the manner hereinafter set forth in right of payment to the prior payment in full of the interest and principal of: (i) a certain Replacement Promissory Note of the Maker dated April 1, 2000 payable to Gerald Holland, as Disbursement Agent, and (ii) a certain Promissory Note of Maker dated November 16, 1999 payable to Geralad Holland, as Disbursement Agent. By reason of such subordination, the Payee acknowledges and agrees that no payment of principal or interest may be made on this Note unless at such time all payments of principal and interest then due on the Notes described above at the time have been paid.

14. All payments under this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

15. Time is of the essence as to each provision of this Note which requires Maker to take any action within a specified time period.

 MAKER AND PAYEES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEES TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

 IN WITNESS WHEREOF, Maker, intending to be legally bound, has duly executed and delivered this Note.

                                 VISIONQUEST WORLDWIDE HOLDINGS CORPORATION

                                 By:
                                 Steve Gould, President